FTGT PA-1
                         SUPPLEMENT DATED AUGUST 1, 2002
                              TO THE PROSPECTUS OF
                         FRANKLIN TEMPLETON GLOBAL TRUST
                      FRANKLIN TEMPLETON HARD CURRENCY FUND
                               DATED MARCH 1, 2002

The prospectus is amended as follows:
I. The first two paragraphs and callout under "Main Investment Strategies" on page 2 are replaced with the following:

 MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in investments denominated in "hard currencies." Shareholders will be given 60 days' advance notice of any change to this 80% investment policy.
 "Hard currencies" are typically currencies of economically and politically stable industrialized nations. The Fund tries to expose 100% of its net assets to foreign currencies, but may do so by investing significantly in a combination of U.S. dollar denominated securities and forward currency contracts. In making investments in foreign hard currencies and in instruments denominated in foreign hard currencies, the Fund focuses on countries and markets that historically have experienced low inflation rates and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long-term. The Fund may invest up to 20% of its net assets in instruments denominated in foreign currencies that do not meet all the criteria of hard currencies.
 Under normal market conditions, the Fund will not expose more than 50% of its total assets to any one foreign currency.

[Begin callout]
The Fund invests primarily in high-quality, short-term money market instruments and foreign forward currency contracts.
[End callout]
               Please keep this supplement for future reference.

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